UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 24, 2021

ENBRIDGE INC.

(Exact Name of Registrant as Specified in Charter)

Canada	001-15254	98-0377957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425 - 1st Street S.W.

Calgary, Alberta, Canada T2P 3L8

(Address of Principal Executive Offices) (Zip Code)

1-403-231-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENB	New York Stock Exchange
6.375% Fixed-to-Floating Rate Subordinated Notes Series 2018-B due 2078	ENBA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 28, 2021, Enbridge Inc. (the “Corporation”) issued a press release in connection with the completion of its offering of US$1,000,000,000 aggregate principal amount of its 2.500% Sustainability-Linked Senior Notes due 2033 (the “Sustainability-Linked Senior Notes”) and US$500,000,000 aggregate principal amount of its 3.400% Senior Notes due 2051 (the “Senior Notes” and, together with the Sustainability-Linked Notes, the “Notes”). A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On June 28, 2021, the Corporation completed the offering of the Notes. The Notes are fully and unconditionally guaranteed by Enbridge Energy Partners, L.P. and Spectra Energy Partners, LP (together, the “Guarantors”), each of which is an indirect, wholly-owned subsidiary of the Corporation.

The Notes were offered pursuant to the Corporation’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on May 17, 2019 (Reg. No. 333-231553) (the “Registration Statement”).

The Corporation also entered into the Eighth Supplemental Indenture, dated as of June 28, 2021 (the “Eighth Supplemental Indenture”), to the Indenture, dated as of February 25, 2005 (as previously amended and supplemented, the “Base Indenture”), among the Corporation, as issuer, Deutsche Bank Trust Company Americas, as trustee, and the Guarantors, as guarantors. The Eighth Supplemental Indenture amended the Base Indenture to permit the trustee to execute notes electronically, permit the Corporation to appoint a United States subsidiary as its designated agent of service of process and made certain other technical changes to the Base Indenture, in each case only affecting securities issued following effectiveness of the Eighth Supplemental Indenture (including the Notes).

The following documents relating to the sale of the Notes are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference into this Item 8.01 and the Registration Statement:

•	Underwriting Agreement, dated June 24, 2021, between the Corporation, the Guarantors and the underwriters party thereto.

•	Officers’ Certificate of the Corporation, dated June 28, 2021.

•	Form of Global Note representing the Sustainability-Linked Senior Notes.

•	Form of Global Note representing the Senior Notes.

•	Eighth Supplemental Indenture, dated June 28, 2021.

•	Opinion of Sullivan & Cromwell LLP, U.S. counsel for the Corporation, as to the validity of the Notes and related guarantees.

•	Opinion of McCarthy Tétrault LLP, Canadian counsel for the Corporation, as to the validity of the Notes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of June 24, 2021, between the Corporation, the Guarantors and the underwriters party thereto.
4.1	Officers’ Certificate of the Corporation, dated June 28, 2021.
4.2	Form of Global Note representing the Sustainability-Linked Senior Notes (included in Exhibit 4.1).
4.3	Form of Global Note representing the Senior Notes (included in Exhibit 4.1).
4.4	Eighth Supplemental Indenture, dated June 28, 2021.
5.1	Opinion of Sullivan & Cromwell LLP, U.S. counsel for the Corporation, as to the validity of the Notes and related guarantees.
5.2	Opinion of McCarthy Tétrault LLP, Canadian counsel for the Corporation, as to the validity of the Notes.
23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1 above).
23.2	Consent of McCarthy Tétrault LLP (included in Exhibit 5.2 above).
99.1	Press Release of the Corporation, dated June 28, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE INC. (Registrant)

Date: June 28, 2021	By:	/s/ Karen K.L. Uehara
Karen K.L. Uehara Vice President & Corporate Secretary (Duly Authorized Officer)